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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated April 11, 2000 relating to the financial statements and financial statement schedule of Accrue Software, Inc., which appear in Accrue Software, Inc.'s Annual Report on Form 10-K/A for the year ended March 31, 2000.

/s/ PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP

San Jose, CA
June 28, 2001